Quarterly Holdings Report
for
Fidelity Advisor® Utilities Fund
April 30, 2025
AFUG-NPRT3-0625
1.800331.121
Common Stocks - 93.4%
	Shares	Value ($)
UNITED KINGDOM - 2.4%
Utilities - 2.4%
Multi-Utilities - 2.4%
National Grid PLC ADR (a)	400,700	29,251,100
UNITED STATES - 91.0%
Industrials - 6.8%
Commercial Services & Supplies - 5.5%
GFL Environmental Inc Subordinate Voting Shares (United States)	529,528	26,423,447
Republic Services Inc	36,502	9,152,877
Waste Connections Inc (United States)	154,700	30,573,361
		66,149,685
Electrical Equipment - 1.3%
GE Vernova Inc	44,100	16,353,162
TOTAL INDUSTRIALS		82,502,847

Real Estate - 1.2%
Specialized REITs - 1.2%
American Tower Corp	63,600	14,336,076
Utilities - 83.0%
Electric Utilities - 58.1%
American Electric Power Co Inc	339,599	36,792,156
Constellation Energy Corp	185,265	41,395,612
Duke Energy Corp	977,805	119,311,766
Entergy Corp	517,600	43,048,792
Evergy Inc	398,310	27,523,221
Eversource Energy	111,218	6,615,246
Exelon Corp	1,718,100	80,578,890
NextEra Energy Inc	1,389,211	92,910,432
PG&E Corp	3,166,498	52,310,547
PPL Corp	1,606,534	58,638,491
Southern Co/The	694,272	63,796,654
TXNM Energy Inc (a)	576,377	30,663,256
Xcel Energy Inc	666,118	47,094,543
		700,679,606
Gas Utilities - 1.3%
UGI Corp	460,071	15,085,728
Independent Power and Renewable Electricity Producers - 2.7%
Vistra Corp	247,335	32,062,036
Multi-Utilities - 20.9%
Ameren Corp	490,803	48,707,290
CenterPoint Energy Inc	1,585,487	61,485,186
Consolidated Edison Inc	449,915	50,727,916
NiSource Inc	668,144	26,131,111
Sempra	871,995	64,763,069
		251,814,572
TOTAL UTILITIES		999,641,942

TOTAL UNITED STATES		1,096,480,865
TOTAL COMMON STOCKS (Cost $883,618,060)		1,125,731,965

Money Market Funds - 7.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b)	4.33	78,867,454	78,883,227
Fidelity Securities Lending Cash Central Fund (b)(c)	4.33	11,232,127	11,233,250
TOTAL MONEY MARKET FUNDS (Cost $90,116,477)			90,116,477

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $973,734,537)	1,215,848,442
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(10,346,435)
NET ASSETS - 100.0%	1,205,502,007

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	29,948,674	427,380,318	378,445,765	1,299,865	-	-	78,883,227	78,867,454	0.1%
Fidelity Securities Lending Cash Central Fund	12,140,825	133,059,111	133,966,686	7,868	-	-	11,233,250	11,232,127	0.0%
Total	42,089,499	560,439,429	512,412,451	1,307,733	-	-	90,116,477

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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